Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Kevin J. Hayes
SVP/General Counsel,
Secretary & Chief
Governance Officer
717.339.5161
khayes@acnb.com

ACNB CORPORATION ANNOUNCES
SECOND QUARTER OF 2026 REGULAR AND SPECIAL CASH DIVIDENDS AND NEW SHARE REPURCHASE AUTHORIZATION

GETTYSBURG, PA, April 29, 2026 --- ACNB Corporation (NASDAQ: ACNB), financial holding company for ACNB Bank and ACNB Insurance Services, Inc., announced today that the Board of Directors approved a comprehensive update to its capital allocation strategy, including an increase in its regular quarterly cash dividend, a one-time special cash dividend, and a new share repurchase program.
“These actions reflect the Board’s confidence in our solid balance sheet, strong operating performance, and the long-term growth prospects of our business," said James P. Helt, Chief Executive Officer of ACNB Corporation. "By simultaneously raising our quarterly dividend, declaring a special cash dividend, and initiating a new share repurchase program, we are demonstrating our commitment to driving superior value for our shareholders while maintaining the flexibility to invest in our strategic priorities. The declaration of a special dividend underscores a period of exceptional financial performance, and we are pleased that we can reward our shareholders with the surplus capital generated from our strong earnings."

ACNB Corporation
Press Release/Second Quarter Regular and Special Dividends
and New Share Repurchase Authorization
April 29, 2026

Regular Quarterly Dividend Increase
The Board of Directors declared a regular quarterly cash dividend of $0.42 per share of ACNB Corporation common stock payable on June 15, 2026, to shareholders of record as of June 1, 2026. This per share amount reflects a 10.5% increase, or $0.04, over the $0.38 cash dividend paid in the first quarter of 2026, and a 23.5% increase over the $0.34 paid in the second quarter of 2025.
Special Cash Dividend
In addition to the regular quarterly dividend, the Board has declared a one-time special cash dividend of $0.50 per share of ACNB Corporation common stock payable on June 15, 2026, to shareholders of record as of June 1, 2026.
New Share Repurchase Authorization
ACNB Corporation has fully completed its share repurchase program previously authorized in June 2025, and the Board of Directors has approved a new plan to repurchase, in open market transactions at prevailing market prices, up to 310,000, approximately 3.0%, of the outstanding shares of ACNB’s common stock. The amount and timing of any shares repurchased will be evaluated and determined by management in its discretion and will depend upon a number of factors, including ACNB’s capital position, liquidity, financial performance and alternate uses of capital, the market price of ACNB’s securities, general market and economic conditions, and applicable legal and regulatory requirements, with no guarantee as to the exact number of shares that will be repurchased. The common stock repurchases are expected to be funded by using available capital. Further, this new common stock repurchase program replaces and supersedes any and all earlier announced repurchase plans.

ACNB Corporation, headquartered in Gettysburg, PA, is the independent $3.27 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, including its operating divisions Traditions Bank and Traditions Mortgage, and ACNB Insurance Services, Inc.,

ACNB Corporation
Press Release/Second Quarter Regular and Special Dividends
and New Share Repurchase Authorization
April 29, 2026

Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 33 community banking offices and two Limited Purpose Offices located in the Pennsylvania counties of Adams, Cumberland, Franklin, Lancaster, York, and Berks and the Maryland counties of Baltimore, Carroll and Frederick. ACNB Insurance Services, Inc. is a full-service insurance agency with licenses in 46 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster, MD, and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit investor.acnb.com.
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FORWARD-LOOKING STATEMENTS - In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as national, regional and local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties, and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: short-term and long-term effects of inflation and rising costs on the Corporation, customers and economy; effects of governmental and fiscal policies, as well as legislative and regulatory changes; effects of new laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) and their application with which the Corporation and its subsidiaries must comply; impacts of the capital and liquidity requirements of the Basel III standards; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short-term and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; effects of economic conditions particularly with regard to the negative impact of any pandemic, epidemic or health-related crisis and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers’ ability to repay loans; effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inflation, securities market and monetary fluctuations; risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; effects of technology changes; effects of general economic conditions and more specifically in the Corporation’s market areas; failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism or geopolitical instability; disruption of credit and equity markets; ability to manage current levels of impaired assets; loss of certain key officers; ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC.

ACNB Corporation
Press Release/Second Quarter Regular and Special Dividends
and New Share Repurchase Authorization
April 29, 2026

ACNB #2026-05
April 29, 2026